UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2007

FMG ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52833	75-3241964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Forest Park, Second Floor Farmington, CT	06032
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 677-2701

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On November 6, 2007, FMG Acquisition Corp. (the “Company”) announced it has been informed by Pali Capital Inc., the representative of the underwriters of the Company’s initial public offering consummated on October 11, 2007, that the holders of the Company’s units may separately trade the common stock and warrants underlying such units commencing on November 7, 2007 and that such units will continue trading on the Over-The-Counter-Bulletin Board (“OTCBB”), as well, under the symbol “FMGQU”. The common stock and warrants will be quoted on the OTCBB under the symbols “FMGQ” and “FMGQW”, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit 99.1	Press Release dated November 6, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2007	FMG ACQUISITION CORP.

	By:	/s/ Larry Swets., Jr.
Name: Larry Swets, Jr.
Title: Chief Financial Officer, Executive Vice President, Secretary, Treasurer and Director

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